Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Robert Frye, the Interim Chief Financial Officer and Controller of American CareSource Holdings, Inc. (the "Company"), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2016

/s/ Robert Frye

Name: Robert Frye

Title: Interim Chief Financial Officer and Controller